Exhibit 99.1

NANO Nuclear Appoints Former U.S. Secretary of Energy and 47th Governor of Texas Rick Perry as Chairman of its Executive Advisory Board

New York, N.Y., June 10, 2025 — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear energy and technology company focused on developing clean energy solutions, today announced that it has appointed Rick Perry, former Governor of Texas and the United States Secretary of Energy from 2017 to 2019, as the Chairman of its Executive Advisory Board.

NANO Nuclear has assembled a distinguished Executive Advisory Board comprised of high-level military, scientific and governmental experts, including former generals, members of Congress, and other U.S. and international figures. These leaders provide deep industry knowledge and important contacts to NANO Nuclear’s senior management. While each member of the Board covers a particular expertise mandate, Gov. Perry will serve as Chair of the Executive Advisory Board and lead its overall efforts to assist NANO Nuclear.

“The United States has a distinguished legacy of nuclear-energy innovation, and I’m confident NANO Nuclear will play an essential role in the next chapter,” said Rick Perry, Chairman of NANO Nuclear’s Executive Advisory Board. “As Secretary of Energy, I advocated for nuclear power because it offers an amazing prospect for a stable, safe, and efficient source of clean power. NANO Nuclear in particular is driving advancements in nuclear energy technology with its cutting edge microreactor designs and overall commercial strategy. I’m honored to join and lead NANO’s Executive Advisory Board, and I look forward to contributing my experience as this exciting company advances its vision to become a vertically integrated leader in the nuclear power sector.”

“It is an incredible honor to welcome Governor Perry as Chairman of our Executive Advisory Board,” said Jay Yu, Founder and Chairman of NANO Nuclear. “He is a thoughtful and experienced leader, with an in-depth knowledge of U.S. energy infrastructure and a great understanding of America’s energy needs. His leadership will help guide our efforts to put the U.S. at the forefront of nuclear technology and drive the next wave of innovation, which is sorely needed as the energy demands continue to rise in support of cutting-edge artificial intelligence, datacenters and other energy intensive advancements. I am confident that his expertise will be instrumental in the near- and long-term success of our mission.”

“Governor Perry’s record of public service and advocacy for nuclear energy align perfectly with our mission,” said James Walker, Chief Executive Officer of NANO Nuclear. “The relationships he built during his decades in public service, including his tenure as U.S. Secretary of Energy, will be invaluable as we make progress towards the demonstration, construction, and licensing phases of our reactor programs and other nuclear technology. His acceptance of this position affirms the progress we’ve made and reinforces our position at the forefront of advanced reactor technology.”

John Vonglis, NANO Nuclear’s Executive Director of Global Government Affairs, who served as the Chief Financial Officer (CFO) of the U.S. Department of Energy (DOE) and acting Director of ARPA-E under Gov. Perry when he was Secretary of Energy, added “I know first-hand the importance Secretary Perry places on endeavors focused on retaining America’s primacy in all sectors, but especially energy. His extensive wealth of experience will most certainly help propel NANO Nuclear to the next level, and I welcome the opportunity to again serve with this great leader.”

Rick Perry has led a life of public service, starting in the United States Air Force and continuing over two decades in elected office. He served as the 14th Secretary of Energy from 2017 to 2019 in the first Trump administration. As Secretary of Energy, Perry worked to advance energy policies to promote American energy independence, notably backing nuclear power.

Figure 1 - NANO Nuclear Appoints Former Secretary of Energy Rick Perry as Chairman of its Executive Advisory Board.

Prior to his service as Secretary of Energy, Perry served as the 47th governor of the State of Texas. His political career began in 1985 as a representative for a rural West Texas district in the state House of Representatives, and beginning in 1990, he served two terms as Texas Commissioner of Agriculture. Perry twice sought the Republican nomination for president, running in 2012 and again in 2016.

He attended Texas A&M University and graduated with a bachelor’s degree in animal science in 1972. Between 1972 and 1977, Perry served in the United States Air Force, flying C-130 tactical airlift aircraft in the U.S., Europe, and the Middle East; by the time of his discharge, he had attained the rank of captain.

About NANO Nuclear Energy, Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is an advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable and other microreactor technologies, (ii) nuclear fuel fabrication, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s reactor products in development include patented KRONOS MMR™ Energy System, a stationary high-temperature gas-cooled reactor that is in construction permit pre-application engagement U.S. Nuclear Regulatory Commission (NRC) in collaboration with University of Illinois Urbana-Champaign (U. of I.), “ZEUS”, a solid core battery reactor, and “ODIN”, a low-pressure coolant reactor, and the space focused, portable LOKI MMR™, each representing advanced developments in clean energy solutions that are portable, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micronuclear reactor technology in space. NNS is focusing on applications such as the LOKI MMR™ system and other power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

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Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. In this press release, forward-looking statements relate to the anticipated benefits to NANO Nuclear of Gov. Perry joining as Chairman of the Company’s Executive Advisory Board. These and other forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”) or related state or non-U.S. nuclear fuel licensing submissions, (ii) risks related the development of new or advanced technology and the acquisition of complimentary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations, (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology in the timelines we anticipate, if ever, (v) risks related to the impact of U.S. and non-U.S. government regulation, policies and licensing requirements, including by the DOE and the U.S. Nuclear Regulatory Commission, including those associated with the enacted ADVANCE Act and the May 23, 2025 presidential executive orders seeking to support nuclear energy, and (vi) similar risks and uncertainties associated with the operating an early stage business a highly regulated and rapidly evolving industry. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.